Subsequent Event	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Event
Subsequent Event

On January 22, 2016, Sterno Products, a wholly owned subsidiary of the company, acquired all of the outstanding stock of Northern International, Inc. (NII), for a purchase price of approximately $35.8 million (C$52.3 million). The purchase price includes a potential earn-out payable over two years of $1.8 million (C$2.5 million), and is subject to working capital adjustments. Headquartered in Coquitlam, British Columbia, Canada, NII sells flameless candles and outdoor lighting products through the retail segment. Sterno Products financed the acquisition and payment of the related transaction costs through the issuance of an additional $37.0 million in inter-company loans with the Company.